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                                                                     EXHIBIT 4.0


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NUMBER                                                                                        SHARES
AZ ____                                ASPEN TECHNOLOGY, INC.                           __________________
                        Incorporated under the laws of the State of Delaware
COMMON STOCK                                                                            SEE REVERSE FOR
                                                                                        CERTAIN DEFINITIONS

       THIS CERTIFIES THAT                                                             CUSIP 045327 10 3

















       is the owner of






               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.10 PAR VALUE OF

Aspen Technology, Inc. transferable on the books of the corporation by such owner in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws
of the corporation, as now in effect or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

    Dated:
                                         [LOGO]


/s/ Lawrence Evans                                   /s/ Mary A. Palermo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER                 EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

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COUNTERSIGNED AND REGISTERED
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                TRANSFER AGENT AND REGISTRAR
     By

                       AUTHORIZED SIGNATURE
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THE CORPORATION IS AUTHORIZED TO ISSUE MULTIPLE CLASSES AND SERIES OF STOCK. THE FULL TEXT OF THE
POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH
CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES
AND/OR RIGHTS, ALL VESTING POWERS, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH
SUCH CLASS, AS SET FORTH IN THE CERTIFICATE OF INCORPORATION, WILL BE FURNISHED TO THE HOLDER HEREOF
WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                      UNIF GIFT MIN ACT --         Custodian
TEN  ENT -- as tenants by the entirety                                    ---------         ----------
JT TEN   -- as joint tenants with right                                     (Cust)             (Minor)
            of survivorship and not as                                   under Uniform Gifts to Minors
            tenants in common                                            Act _________________________
                                                                                       (State)

                Additional abbreviations may also be used though not in the above list.

   For value received, _______________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR
   OTHER IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

_______________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________________________________

______________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated, ________________


                                                             _________________________________________

Signature(s) Guaranteed

__________________________________________________
THE SIGNATURE(s) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a
Rights Agreement dated as of March 12, 1998, as it may be amended from time to time (the "Rights
Agreement"), between Aspen Technology, Inc. (the "Company") and American Stock Transfer & Trust
Company, as Rights Agent (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or
Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such rights are null and void and nontransferable.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

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